FILED
U.S. DISTRICT COURT
INDIANAPOLIS DIVISION

09 MAY -8 AM 11: 33

SOUTHERN DISTRICT
OF INDIANA
LAURA A. BRIGGS
CLERK

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF INDIANA
INDIANAPOLIS DIVISION

MICHAEL W. KLINGER,

Plaintiff,

v.

EDCI HOLDINGS, INC.; ENTERTAINMENT DISTRIBUTION COMPANY, INC.; ENTERTAINMENT DISTRIBUTION COMPANY, LLC; ENTERTAINMENT DISTRIBUTION COMPANY (USA) LLC; and ROBERT L. CHAPMAN, JR.,

Defendants.

Cause No.:
1 : 09 cv- 0579 WTL -DML

COMPLAINT AND DEMAND FOR JURY TRIAL

Plaintiff, Michael W. Klinger (hereinafter "Klinger"), by counsel, files this Complaint and Demand for Jury Trial against Defendants, EDCI Holdings, Inc., Entertainment Distribution Company, Inc., Entertainment Distribution Company, LLC, Entertainment Distribution Company (USA) LLC (collectively referred to as "EDC" or the "EDC entities"), and Robert L. Chapman, Jr., and states as follows:

I. PARTIES, VENUE AND JURISDICTION

1. Klinger is a citizen and resident of the State of Indiana, and currently resides in Cicero, Indiana. He was, until on or about April 14, 2009, an officer and employee of the EDC entities with his office located at the Fishers Distribution Center, 9999 East 121st Street, Fishers, Indiana (hereinafter "Fishers Distribution Center").

2. Defendant EDCI Holdings, Inc. ("EDCI Holdings") is a publicly traded Delaware Corporation with its principal place of business in New York, New York.

3. Defendant Entertainment Distribution Company, Inc. ("EDCI") is a Delaware Corporation with its principal place of business in New York, New York.

4. Defendant Entertainment Distribution Company, LLC ("EDC, LLC") is a Delaware Limited Liability Company with its principal place of business in New York, New York.

5. Defendant Entertainment Distribution Company (USA), LLC ("EDC, USA") is a Delaware Limited Liability Company with its principal place of business in New York, New York.

6. Defendant Robert L. Chapman, Jr. ("Chapman") is the Chief Executive Officer of the EDC entities and is a resident of the State of California. Chapman supervised Klinger and continues to supervise current EDC employees who work in the Southern District of Indiana, including Kyle Blue and Mike Nixon.

7. This Court has subject matter jurisdiction over this Complaint pursuant to 28 U.S.C. § 1332 in that the amount in controversy exceeds the sum or value of $75,000 and the parties are citizens of different States.[1]

8. Venue is proper pursuant to 28 U.S.C. § 1391 in that each Defendant is subject to personal jurisdiction in the Southern District of Indiana, each Defendant regularly conducts business activities within the Southern District of Indiana (including but not limited to at the Fishers Distribution Center), and a substantial part of the events giving rise to the claims occurred in the Southern District of Indiana. Klinger's office papers, personnel file, and company records are located at the Fishers Distribution

[1] Klinger has filed a Charge of Discrimination and retaliation under the Age Discrimination in Employment Act with the Equal Employment Opportunity Commission under Charge No. 470-2009-02372. Klinger reserves the right to amend this Complaint to add claims under the Age Discrimination in Employment Act, following receipt of a Notice of Right to Sue. Upon such amendment, this Court will have subject matter jurisdiction over such a claims under 28 U.S.C. § 1331.

Center. Klinger's former subordinates, including current EDC employees Kyle Blue and Mike Nixon, work at the Fishers Distribution Center.

II. FACTUAL ALLEGATIONS

9. Klinger hereby incorporates by reference all other paragraphs of this Complaint as if fully set forth here.

10. Klinger was employed by Defendants and/or their predecessor companies for over twenty years.

11. Klinger is over 40 years old.

12. Klinger was promoted to Executive Vice President-Chief Financial Officer on September 19, 2008.

13. On or about October 3, 2008, Klinger signed an employment agreement with EDCI Holdings defining certain terms and conditions of Klinger's continued employment. This agreement, hereinafter referred to as the Employment Agreement, is attached as Exhibit A.

14. The Employment Agreement provides that Klinger shall receive a lump sum severance payment equal to $250,000 (Klinger's annual base salary) in the event that EDCI Holdings terminates Klinger's Employment without defined Cause, or if Klinger terminates his employment with defined Good Reason.

15. The Employment Agreement also entitles Klinger, in the event of a termination by Klinger with Good Reason or by EDCI Holdings without Cause, to all accrued and unpaid salary, vacation pay, pro-rated bonus, and "any other compensation ...benefits which have accrued and are payable in connection with such termination."

16. In January of 2009, Chapman became Chief Executive Officer of the EDC entities. Klinger began reporting to Chapman on or about January 2009.

17. Between January 2009 and April 13, 2009, Defendants committed multiple material breaches of the Employment Agreement and imposed diminutions of Klinger's authority, duties, and/or responsibilities with the EDC entities.

18. Chapman excluded Klinger from conference calls addressing financial planning and analysis, accounting, SEC reporting, and matters related to treasury, tax, information technology, risk management, procurement, and investor relations. Such matters were and remain key responsibilities of the Chief Financial Officer.

19. On or about March 8, 2009, Chapman ordered that Kyle Blue, a twenty-eight year old subordinate of Klinger, would take over Klinger's responsibilities for preparing presentations to the Board of Directors and Audit Committee of the Board of Directors.

20. On or about March 10, 2009, Chapman ordered that Klinger was no longer authorized to communicate with outside auditors, bankers, or investors.

21. On or about March 31, 2009, Chapman failed and refused to process Klinger's business expense reimbursement reports for an extended period of time.

22. Klinger was entitled to receive a bonus for 2007 which was due to be paid on or about March of 2008. Klinger also earned a Transaction Bonus for his contribution to the closing of EDC's transaction with Sony which was due to be paid on or about February 2009. Klinger also earned an annual bonus for 2008 which was due to be paid in March 2009, but has not been paid. Pursuant to the Employment Agreement, Klinger

is entitled to a pro-rated bonus for 2009, which EDC has not paid. EDC has unlawfully withheld payments to Klinger for the earned bonuses for 2007, 2008, and 2009.

23. On or about April 13, 2009, Klinger delivered his Notice of Good Reason, as required under the Employment Agreement, to EDCI Holdings' Board of Directors. This is attached as Exhibit B.

24. On or about April 14, 2009, EDCI Holdings delivered a Notice of Termination for Cause. This is attached as Exhibit C.

25. As of the time of termination of his employment, Klinger had approximately 40 days of accrued but unused vacation pay.

26. EDC company policy provides for payment of accrued but unused vacation pay to employees upon separation from employment. The Employment Agreement also provides for payment to Klinger for his accrued but unused vacation time upon separation from employment.

27. Klinger received his final paycheck from the EDC entities on April 24, 2009. This payment did not include any severance pay, bonus, or vacation pay.

28. On or about April 22, 2009, EDCI Holdings filed a Form 8-K with the United States Securities and Exchange Commission announcing EDC's termination of Klinger (hereinafter the "First 8-K Filing"). On or about April 30, 2009, EDCI Holdings filed a second Form 8-K with the United States Securities and Exchange Commission announcing the "results" of EDC's investigation of vacation days taken by Klinger (hereinafter the "Second 8-K Filing").

29. The First 8-K Filing contains multiple defamatory statements criticizing Klinger's job performance, professional competence, and execution of responsibilities as Chief Financial Officer.

30. The First 8-K Filing accuses Klinger of multiple acts of misconduct and job performance deficiencies, including but not limited to the following: (a) accusing Klinger of "weak compliance" with Klinger's "fiduciary duty of care" due to Klinger's allegedly "imprecise, loose, tardy, and...non-existent business communications;" (b) accusing Klinger of materially breaching or violating a company severance pay policy without factual or legal support, and stating that Klinger has acknowledged or admitted to such wrongdoing; (c) accusing Klinger of not knowing an interest rate on a loan to one of EDC's creditors; and (d) accusing Klinger of "baselessly" asserting his right to resign for Good Reason.

31. The First 8-K Filing was signed by Chapman.

32. The Second 8-K filing accuses Klinger of failing to report for work and/or perform work for the EDC Entities on days when Klinger allegedly failed to self-report taking vacation days. The alleged unreported vacation days that Klinger include dates on which Klinger spent most of the day in constant communication, over the phone and in person, with EDC officers, executives, and/or directors.

33. The Second 8-K Filing was signed by Chapman.

III. LEGAL ALLEGATIONS

Count I: Breach of Contract against the EDC entities

34. Klinger hereby incorporates by reference all other paragraphs of this Complaint as if fully set forth here.

35. Klinger and EDC entered into a contract when they signed the Employment Agreement on or about October 3, 2008.

36. Klinger performed his part of the contract by performing his duties as Chief Financial Officer in accordance with the terms of the contract. Klinger at all times acted in good faith and in a manner that he reasonably believed to be in the best interests of EDC and had no reasonable cause to believe that any of his conduct was unlawful.

37. EDC failed to perform its part of the contract by materially diminishing Klinger's authority, duties or responsibilities as Chief Financial Officer.

38. EDC failed to perform its part of the contract by rejecting Klinger's Notice of Good Reason and purporting to terminate his employment for Cause prior to the expiration of the contractually established notice period.

39. EDC failed to perform its part of the contract by failing to pay Klinger any and all severance pay, bonuses, employer provided benefits, and vacation pay.

40. EDC's breaches of the Employment Agreement have damaged Klinger.

Count II: Indiana Wage Claim Statute against the EDC Entities

41. Klinger hereby incorporates by reference all other paragraphs of this Complaint as if fully set forth here.

42. The EDC Entities are employers subject to the Indiana Wage Claim Statute in that they employed Klinger in Indiana. Ind. Code § 22-2-9-1(a).

43. Klinger was separated from the EDC payroll on April 14, 2009.

44. All of Klinger's unpaid wages and compensation, including but not limited to salary, vacation pay for accrued but unused vacation days, bonuses, and severance pay, were due and payable no later than the regular pay day for the pay period in which separation occurred. Ind. Code § 22-2-9-2.

45. EDC has failed to pay Klinger all unpaid wages and compensation due and payable at the regular pay day for the pay period in which separation occurred.

46. Klinger has received a referral from the Indiana Department of Labor and the Indiana Attorney General to permit him to bring an action in court. This letter of referral is attached as Exhibit D.

47. Klinger has been damaged by Defendants' failure to comply with the Indiana Wage Claim Statute and is entitled to payment of all accrued and unpaid compensation and benefits, as well as liquidated damages, and attorney fees and expenses. Ind. Code § 22-2-9-4; § 22-2-5-2.

Count III: Indiana Wage Payment Statute against the EDC entities

48. Klinger hereby incorporates by reference all other paragraphs of this Complaint as if fully set forth here.

49. The EDC Entities are employers subject to the Indiana Wage Payment Statute in that they employed Klinger in Indiana. Ind. Code § 22-2-5-1.

50. The EDC Entities were required to pay Klinger for all wages earned to a date not more than 10 business days prior to the date of payment. Ind. Code § 22-2-5-1.

51. Prior to Klinger's separation from employment, the EDC Entities failed to pay Klinger all unpaid wages and compensation earned, including but not limited bonuses, within 10 business days.

52. Klinger has been damaged by the EDC Entities' failure to comply with the Indiana Wage Payment Statute and is entitled to payment of all accrued and unpaid compensation and benefits, as well as liquidated damages, and attorney fees and costs. Ind. Code § 22-2-5-2.

Count IV: Defamation against all Defendants

53. Klinger hereby incorporates by reference all other paragraphs of this Complaint as if fully set forth here.

54. The EDC entities published communications, signed by Chapman, in the form of the First SEC 8-K Filing on April 22, 2009, and the Second 8-K Filing on April 30, 2009.

55. The First 8-K Filing and the Second 8-K Filing were about Klinger.

56. Both 8-K Filings contain multiple defamatory imputations and are of a kind that tends to lower a person's reputation in the community or to discourage others from dealing or associating with that person.

57. Both 8-K Filings contain statements that are defamatory *per se* because they impute misconduct in Klinger's trade, profession, office, or occupation, and/or are defamatory on their face without resort to extrinsic evidence or circumstances.

58. Both 8-K Filings were published by EDC's filing of them with the Securities and Exchange Commission such that both 8-K Filings are currently available to the public on the internet and otherwise.

59. The EDC Entities and Chapman knew that certain statements in the 8-K Filings were false, or, believing the statements to be true, acted negligently in failing to determine the truth of the false statements relating to Klinger's job performance and conduct.

60. The EDC Entities and Chapman acted with malice and/or ill will in publishing both 8-K Filings.

61. The EDC Entities and Chapman caused excessive publication of the statements contained in both 8-K Filings.

62. The EDC Entities and Chapman made both 8-K Filings without belief or grounds for belief in the truth of the statements contained in both 8-K Filings.

63. Klinger is entitled to presumed damages as a natural and probable cause of the *per se* defamation.

64. Both 8-K Filings have caused Klinger to suffer financial harm, harm to his reputation, personal humiliation, mental anguish and suffering, and/or physical harm.

IV. RELIEF REQUESTED

Klinger requests the following relief:

a. All compensatory damages for breach of contract, including but not limited to severance pay, employer provided benefits, bonus pay, and vacation pay;

b. All damages under the Indiana Wage Claim Act, Ind. Code § 22-2-9-1 *et seq.*, including but not limited to salary, vacation pay for accrued and unused vacation days, bonuses, and severance pay, liquidated damages, and attorney fees and costs;

c. All damages under the Indiana Wage Payment Act, Ind. Code § 22-2-5-1 *et seq.*, including but not limited to bonuses, liquidated damages, and attorney fees and costs;

d. All presumed and/or compensatory damages for defamation, including but not limited to damages for financial harm, harm to reputation, personal humiliation, mental anguish and suffering, and/or physical harm;

e. Pre-judgment and Post-judgment interest; and

f. All costs and reasonable attorney fees as permitted by law.

WHEREFORE, the Plaintiff, Michael W. Klinger, requests a judgment in his favor, the costs of this action, trial by jury, and all other just and proper relief.

Date: May 8, 2009

Respectfully submitted,

Kathleen A. DeLaney (#18604-49)
Christopher S. Stake (#27356-53)
DeLaney & DeLaney LLC
3646 Washington Blvd.
Indianapolis, IN 46205
Tel: (317)920-0400
Fax: (317)920-0404

Attorneys for Plaintiff

JURY DEMAND

Plaintiff Michael W. Klinger, by counsel, respectfully requests a trial by jury on all issues so triable.

Respectfully submitted,

Kathleen A. DeLaney (#18604-49)
Christopher S. Stake (#27356-53)
DeLaney & DeLaney LLC
3646 Washington Blvd.
Indianapolis, IN 46205